UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2011

Commission File Number	Registrant, State of Incorporation; Address, Telephone Number	I.R.S. Employer Identification Number

001-14759	DRIVETIME AUTOMOTIVE GROUP, INC. (A Delaware Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0721358

333-169730	DT ACCEPTANCE CORPORATION (An Arizona Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	82-0587346

333-169730-02	DT JET LEASING, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	27-1063772

333-169730-04	DRIVETIME SALES AND FINANCE COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0657074

333-169730-05	DT CREDIT COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0677984

333-169730-06	DRIVETIME CAR SALES COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0683232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 26, 2011, DriveTime Automotive Group, Inc. (“DTAG”) and DriveTime Acceptance Corporation (“DTAC”), through DTAC’s wholly-owned subsidiaries, DT Warehouse II, LLC (“DT Warehouse II”), and DT Credit Company, LLC (“DTCC”), entered into Amendment No. 3 to the Loan and Servicing Agreement (the “Amendment”), amending the Loan and Servicing Agreement, dated May 10, 2010, by and among DT Warehouse II, as Borrower, DTCC, as Servicer, Wells Fargo Bank, National Association, as Paying Agent and Securities Intermediary, and Santander Consumer USA Inc. (“SCUSA”), as Lender and Backup Servicer (the “Loan and Servicing Agreement”).

The Amendment amends the following in the Loan and Servicing Agreement:

(i) extends the maturity of the Loan and Servicing Agreement from May 9, 2012 to September 25, 2013;

(ii) adds the ability of Borrower to pledge Residual Interests in Securitization Transactions;

(iii) increases the minimum principal prepayment amount from $1,000,000 to $10,000,000; and

(iv) grants SCUSA a right of first option to fund a new residual facility of the Borrower for the period ending on the earlier of (i) the date which is three (3) months after the date of prepayment in full of the then-outstanding loan amount together with all interest thereon and (ii) September 25, 2013.

The foregoing description of the Amendment and the Loan and Servicing Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, which will be filed as an exhibit to DTAG’s and DTAC’s next Quarterly Report on Form 10-Q and the Loan and Servicing Agreement, which is filed as Exhibit 10.13 to Amendment No. 7 to the Form S-4 Registration Statement filed on April 27, 2011 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2011	DRIVETIME AUTOMOTIVE GROUP, INC.

	By:	/s/ Mark G. Sauder

Mark G. Sauder
Chief Financial Officer

Date: September 28, 2011	DT ACCEPTANCE CORPORATION

	By:	/s/ Mark G. Sauder

Mark G. Sauder
Chief Financial Officer

Date: September 28, 2011	DT JET LEASING, LLC

	By:	/s/ Raymond C. Fidel

Raymond C. Fidel
President, Chief Executive Officer and Manager

Date: September 28, 2011	DRIVETIME SALES AND FINANCE COMPANY, LLC

	By:	/s/ Raymond C. Fidel

Raymond C. Fidel
President, Chief Executive Officer and Manager

Date: September 28, 2011	DT CREDIT COMPANY, LLC

	By:	/s/ Raymond C. Fidel

Raymond C. Fidel
President and Manager

Date: September 28, 2011	DRIVETIME CAR SALES COMPANY, LLC

	By:	/s/ Raymond C. Fidel

Raymond C. Fidel
President and Manager